                           GREEN TREE FINANCIAL CORP.

                        CERTIFICATE OF SERVICING OFFICER



The undersigned certifies that he is a vice president and controller of Green Tree Financial Corp., a Minnesota corporation (the "Company"), and that as such he is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated as of June 1, 1994 between the Company and First Trust (N.A), as Trustee of Home Improvement Loan Trust 1994-BII (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from September 1, 1994 to September 30, 1994 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 12 day of October, 1994.

                                       GREEN TREE FINANCIAL CORP.



                                       BY: /s/Robley D. Evans
                                           ------------------------------
                                            Robley D. Evans
                                            Vice President and Controller

                           GREEN TREE FINANCIAL CORP.

                  CERTIFICATE REGARDING REPURCHASED CONTRACTS


The undersigned certifies that his is a Vice President and Controller of Green Tree Financial Corp., a Minnesota corporation (the "Company"), and that as such he is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 8.06 of the Pooling and Servicing Agreement (the "Agreement") dated as of June 1, 1994 between the Company and First Trust National Association, as Trustee of Home Improvement Loan Trust 1994-BII (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1.   The contracts on the attached schedule are to be repurchased   by the
     Company on the date hereof pursuant to Sections 3.05 of the Agreement.

2. Upon deposit of the Repurchase Price for such Contracts, such Contracts may, pursuant to Section 8.06 of the Agreement, be assigned by the Trustee to the Company.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 12 day of October, 1994.

                                       GREEN TREE FINANCIAL CORP.



                                       BY: /s/Robley D. Evans
                                           ------------------------------
                                            Robley D. Evans
                                            Vice President and Controller

                             HOME IMPROVEMENT LOANS
                     CERTIFICATES FOR HOME IMPROVEMENT LOAN
                                GREEN TREE TRUST
                                    1994-BII
                                 MONTHLY REPORT
                                 September 1994

                                         Distribution Date:  10/17/94
                                         Trust Account:      3331995-0

A.  Collected Amount                                            $   502,593.71

B.  Delinquent Payments Advanced/Recovered                              159.22

C.  Aggregate Repurchase Price for Contracts
    to be Repurchased                                                12,747.38

D.  Amount Available (A+B+C)                                        515,500.31

E.  Monthly Interest (7.85%)                                         91,180.85

F.  Monthly Principal
    (1)  Regular Principal Payment                $117,168.14
    (2)  Principal Prepayments                     218,972.44
    (3)  Delinquent Payments Advanced               12,908.16
    (4)  Net Losses                                  5,678.48
    (5)  Contracts Repurchased due to
         Breach of Representations and
         Warranties (see attached)                  12,664.33
    (6)  Bankruptcy Write-down                            .00
    (7)  Unpaid Principal from Prior
         Months                                           .00
    (8)  Delinquent Payments Recovered             (13,197.76)

             Total Principal                                        354,193.79

G.  Monthly Servicing Fee (.75%)                                      8,711.55

H.  Advances Reimbursed
    (1)  Prior Advances that have been recovered                     23,692.32
    (2)  Uncollectible Advances                                            .00

I.  Guaranty Fee                                                     61,414.12

J.  Shortfall ((E+F)-D)                                                    .00

K.  Guaranty Payment (lesser of J or Guaranty
    Amount from prior month)                                               .00

L.  Remaining Principal Balance                                  13,584,280.54

M.  Pool Factor

    1)   Previous Month Pool Factor                                  .91815618
    2)   Current Month Pool Factor                                   .89482470

                             HOME IMPROVEMENT LOANS
                     CERTIFICATES FOR HOME IMPROVEMENT LOAN
                                GREEN TREE TRUST
                                    1994-BII
                                 MONTHLY REPORT
                                 September 1994
                                     Page 2

                                         Distribution Date:  10/17/94
                                         Trust Account:      3331995-0

N.  Aggregate Scheduled Balances and
    Number of Delinquent Contracts

    (1)  31 - 59                          76,830.51      12
    (2)  60 - 89                          20,184.16       3
    (3)  90 days or more                  11,832.70       2

O.  Liquidated Contracts                                              5,715.72

P.  Aggregate Net Liquidation Losses
    since Cut-off Date                                               12,535.26

Q.  Guaranty Amount ($1,518,095 - P)                              1,505,559.74

R.  Number of Loans Remaining                                            2,326

Please contact the Bondholder Relations Department of First Trust National Association at (612) 233-7900 with any questions regarding this Statement or your Distribution.

                                     GTHI
                                     94-B2
                                September, 1994
                              Defaulted Contracts

                                              Estimated
                                  Repurchase   Loss at
Account #    Principal  Interest    Amount    Sale Date
- ---------    ---------  --------  ----------  ---------

15620509      5,678.48    37.24     5,715.72   5,848.87
             ---------   ------    ---------  ---------

             $5,678.48   $37.24    $5,715.72  $5,848.87
             =========   ======    =========  =========

                                  GTHI 94-BII
                                September, 1994
                          Contracts Repurchased Due to
                   Breach of Representations and Warranties*


                                   Repurchase
Account #    Principal   Interest    Amount
- ---------    ----------  --------  ----------

15624042       2,738.90    17.96     2,756.86
15645442       9,925.43    65.09     9,990.52
             ----------   ------   ----------

Totals       $12,664.33   $83.05   $12,747.38
             ==========   ======   ==========


*Unable to locate original loan documents.